Exhibit 99.1
SETTLEMENT AGREEMENT
     This Settlement Agreement (this “Agreement”) is made and entered into as of July 31, 2007, by and among Breeze-Eastern Corporation (the “Company”), Tinicum Capital Partners II, L.P., and Tinicum Capital Partners II Parallel Fund, L.P. (collectively “Tinicum”) and the persons and entities listed on Exhibit A hereto (collectively, the “Stockholder Group”) (each of the Company, Tinicum and the Stockholder Group, a “Party” to this Agreement, and collectively, the “Parties”).
RECITALS
     A. The Stockholder Group beneficially owns, in the aggregate, 3,206,007 shares of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), and on June 18, 2007 filed a preliminary proxy statement with the Securities and Exchange Commission (the “Commission”) in connection with its intention to solicit proxies (the “Proxy Solicitation”) to elect four individuals to the Company’s Board of Directors (the “Company Board” or “Board of Directors”);
     B. Tinicum beneficially owns, in the aggregate, 2,471,067 shares of Common Stock;
     C. After discussions between representatives of the Company Board and the Stockholder Group, the Company Board has determined that it is in the best interests of the stockholders of the Company to nominate for election to the Company Board at the Annual Meeting a slate of eight persons who have been agreed upon by the Company, Tinicum and the Stockholder Group (the “Nominees”), with the identity of such persons set forth on Exhibit B hereto;
     D. In return, the Parties have agreed that the Stockholder Group shall withdraw its nominees to the Company Board and terminate the Proxy Solicitation and that neither the Stockholder Group nor Tinicum will present any nominees or proposals at the Company’s 2007 Annual Meeting of Stockholders (including any adjournment or postponement thereof, the “Annual Meeting”);
     E. The Stockholder Group and Tinicum have each agreed that they shall refrain from submitting any stockholder proposal or director nominations at the Annual Meeting or at any other meetings of stockholders which may be held prior to the end of the No Solicitation Period (as defined below) and shall vote all of their respective Voting Securities and Tinicum Securities (each as defined below), as the case may be, in favor of the Nominees at the Annual Meeting; and
     F. The Company, Tinicum and the Stockholder Group desire, in connection with the foregoing, to make certain covenants and agreements with one another pursuant to this Agreement.
     NOW, THEREFORE, in consideration of the recitals set forth above and the covenants and agreements set forth below, the Parties hereby agree as follows:
1. Termination of Proxy Solicitation. The Stockholder Group hereby withdraws its nominees to the Company Board identified in the Stockholder Group’s preliminary proxy statement and shall immediately terminate the Proxy Solicitation and the Agreement entered into as of April 2, 2007, by and among, inter alia, Wynnefield Partners Small Cap Value, L.P., and Goldsmith & Harris Incorporated in connection with the Proxy Solicitation. Without limiting the generality of the foregoing, not later than three business days after the execution of this Agreement, the Stockholder Group shall notify the staff of the Commission in writing that it has terminated the Proxy Solicitation and will not be disseminating, or soliciting proxies based off of, the Stockholder Group’s preliminary proxy statement filed in connection with the Proxy Solicitation. Promptly following the execution of this Agreement, the Stockholder Group and Tinicum shall each cause its Schedule 13D with respect to the Company to be amended consistent with the terms of this Agreement (the “Schedule 13D Amendment”).
2. No Solicitation at Annual Meeting and Prohibition on Other Actions.
No member of the Stockholder Group or Tinicum shall, directly or indirectly:
     (a) become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) in or assist any third party in any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 promulgated under the Exchange Act) for use at the Annual Meeting (whether or not the solicitation is subject to the provisions of Rules 14a-3 to 14a-15 and specifically including any solicitation pursuant to Rule 14a-2(b)(1)), make any exempt communication pursuant to Rule 14a-1(l)(2)(iv) or otherwise seek to advise or influence any person or entity or assist any third party in so advising or influencing any person or entity with respect to the giving or withholding of any proxy or vote at the Annual Meeting, other than in favor of the election of the Nominees;
     (b) assert, commence or maintain or assist any third party in asserting, commencing or maintaining any claim, action or proceeding before any court, agency or other governmental authority (including, without limitation, the Commission and any state securities commissioner) (i) seeking to enjoin, delay or accelerate the Annual Meeting, (ii) seeking to enjoin the solicitation of proxies by the Board of Directors for use at the Annual Meeting, or (iii) alleging that the definitive proxy statement of the Company in connection with the Annual Meeting (the “Company Proxy Statement”) or any additional Company soliciting materials violates Rule 14a-9 promulgated under the Exchange Act or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained therein, in light of the circumstances under which they were made, not misleading;
     (c) other than as expressly provided herein, grant any proxy with respect to the Annual Meeting or deposit any of the Company securities held by the Stockholder Group in a voting trust or subject them to a voting agreement or other arrangement of similar effect with respect to the Annual Meeting;
     (d) make any proposal (whether pursuant to Rule 14a-8 or outside of Rule 14a-8) for consideration at the Annual Meeting; or

     (e) participate in or assist any third party in any solicitation of written consents with regard to the Company prior to the Annual Meeting.
3. No Public Statements or Other Actions Prior to the Completion of the Annual Meeting.
     (a) Prior to the completion of the Annual Meeting, except with respect to the press release provided in Section 10 hereof, neither the Company nor any of its officers, directors, employees, affiliates or agents shall make any public announcement or statement directly relating to the Stockholder Group or Tinicum, or the Stockholder Group’s Proxy Solicitation, other than (i) to describe the terms of this Agreement, including, without limitation, in a Current Report on Form 8-K, the Company Proxy Statement and an amendment to Tinicum’s Schedule 13D, or (ii) as may be required to comply with applicable Federal and State securities laws, rules and regulations or the rules and regulations of any stock exchange or stock market on which the Company’s securities are then listed, quoted or admitted to trading. A draft of any such press release shall be provided to the Stockholder Group and Tinicum for review and comment within a commercially practicable period of time prior to publication; provided, however, that nothing herein shall be deemed to cause the Company to delay the public dissemination or filing with the Commission of information otherwise required for compliance with applicable law or regulation, including the federal securities laws and the rules of the American Stock Exchange or any other exchange on which the securities of the Company are listed.
     (b) Except as may be required by their Schedule 13D Amendments, prior to completion of the Annual Meeting, no member of the Stockholder Group or Tinicum nor any of their respective partners, officers, directors, employees, affiliates or agents shall make any public announcement or statement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction or businesses combination transaction involving, the Company, its directors or officers, or any of its securities or assets or form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing.
     (c) Nothing in this Agreement shall prohibit or be construed to prohibit the Company, Tinicum or the Stockholder Group from making any filings with the Commission which any of the foregoing parties reasonably determines it is required to make.
4. Election of Company Nominees.
     (a) Each member of the Stockholder Group shall cause all voting securities held of record or beneficially by it or any affiliate on the Record Date (as defined below) or over which it has or shares voting power, whether through beneficial ownership or by means of a proxy provided to such member or affiliate by the beneficial owner thereof or by means of such member or affiliate serving as a trustee of a voting trust with respect to which shares of Common Stock are subject (the “Voting Securities”) and shall use commercially reasonable efforts to cause all voting securities over which it shares investment discretion and does not have sole voting power (the “Investment Securities” with the Voting Securities, collectively, the “Securities”) to be present at the Annual Meeting for quorum purposes and to be voted at the Annual Meeting (i) in favor of election of the

Nominees; and (ii) against approval of any proposal made in opposition to, or in competition with, any proposal or Nominee recommended by the Company Board at the Annual Meeting. For purposes of this Agreement, “affiliate” has the meaning set forth in Rule 12b-2 promulgated by the Commission under the Exchange Act.
     (b) Each Tinicum entity shall cause all voting securities held of record or beneficially by it or any affiliate on the Record Date (as defined below) or over which it has or shares voting power (the “Tinicum Securities”) to be present at the Annual Meeting for quorum purposes and to be voted at the Annual Meeting (i) in favor of election of the Nominees; and (ii) against approval of any proposal made in opposition to, or in competition with, any proposal or Nominee recommended by the Company Board at the Annual Meeting.
5. Proxy.
In order to assure the performance of the obligations of the Stockholder Group and Tinicum hereunder, if requested by the Company, each member of the Stockholder Group and each Tinicum entity shall provide the Company with an irrevocable proxy authorizing the Company to vote the Voting Securities and the Tinicum Securities, as applicable, as described above at the Annual Meeting (the “Proxy”) in the form of Exhibit C hereto. The Company shall have the right to deliver the Proxy on behalf of the members of the Stockholder Group and Tinicum in the event that any member of the Stockholder Group or Tinicum does not perform its obligations hereunder. Each member of the Stockholder Group and Tinicum hereby agrees that any Proxy so delivered shall be coupled with an interest and therefore shall be irrevocable. Each member of the Stockholder Group and Tinicum hereby irrevocably revokes any and all proxies given or granted with regard to the Securities other than as provided in this Agreement or the Proxy and, except to comply with its voting obligation under Section 4 hereof, will not grant any proxy to any third party in connection with the Annual Meeting. In no event shall the Company request a proxy to vote the Voting Securities without requesting a proxy for voting the Tinicum Securities, and vice versa.
6. Annual Meeting.
     (a) The Company Board shall (i) set a date for the Annual Meeting, which date is intended to be within sixty (60) days of July 25, 2007, the record date (the “Record Date”) established by the Company Board for the Annual Meeting, and provide notice of said date to its stockholders; (ii) nominate for election at the Annual Meeting the Nominees; (iii) not change the number of Company directors, which is currently set at eight; and (iv) shall not by its action present any issues at the Annual Meeting other than the election of the Nominees and stockholder ratification of the selection of the Company’s independent auditors.
     (b) The Company shall (i) prepare the Company Proxy Statement, which Company Proxy Statement will set forth the Nominees as the persons nominated by the Company Board for election to the Company Board; (ii) recommend, and reflect such recommendation in the Company Proxy Statement, a vote “for” the Nominees at the Annual Meeting; (iii) shall include in the Company Proxy Statement the proposal to elect the Nominees and no other proposals, with the exception of a proposal for stockholder ratification of the selection of the Company’s independent auditors, which proposal may be made in the discretion of the Company Board; and (iv) provide each of the Stockholder Group and Tinicum a commercially practicable period of time to review and comment on the Company Proxy Statement prior to its distribution to the Company’s stockholders and filing with the Commission.; provided, however, that nothing herein shall be deemed to cause the Company to delay the public dissemination of information or filing with the Commission otherwise required for compliance with applicable law or regulation, including the federal securities laws and the rules of the American Stock Exchange or any other exchange on which the securities of the Company are listed.
7. Board/Committee Appointments. The Parties hereby agree that the Nominees, if elected to the Board, at the first meeting of the Board of Directors following the Annual Meeting, which will be held immediately following the conclusion of the Annual Meeting, shall, acting as a Board, take all actions necessary and appropriate (a) to effectuate the appointment of (i) each Nominee set forth on Exhibit D to the offices and positions indicated next to such person’s name, and (ii) Gail Lieberman as a consultant to the Board of Directors for the purpose of assisting the Board and the Company in the transition of audit firms for a term of six (6) months with compensation of not less than $15,000; and (b) to revise the compensation of the non-employee members of the Board of Directors so that effective immediately non-employee members of the Board shall receive as their sole and total compensation for service on the Board annual compensation in the form of restricted Company stock the number of shares of which shall equal the number of shares determined by dividing $30,000 by the closing price of the stock on the date of the annual meeting. In furtherance of the covenants set forth in this section 7, the Parties shall undertake the execution and delivery by the Nominees, and each of them, of a letter addressed to the Company in the form of Exhibit E.
8. No Solicitation Period.
During the period commencing with the execution of this Agreement and ending on the earliest to occur of (each, a “Termination Date”) (a) the date of the Company’s 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) and (b) a material breach by the Company, the Stockholder Group or Tinicum, or any member thereof, of their respective obligations under this Agreement (the “No Solicitation Period”), provided however that the breaching party shall continue to remain subject to the obligations and restrictions set forth herein, neither the Stockholder Group nor Tinicum, or any member thereof, nor any of their controlled affiliates shall, directly or indirectly:
     (a) become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 promulgated under the Exchange Act) for use at the 2008 Annual Meeting (whether or not the solicitation is subject to the provisions of Rules 14a-3 to 14a-15 and specifically including any solicitation pursuant to Rule 14a-2(b)(1)), make any exempt communication pursuant to Rule 14a-1(l)(2)(iv) or otherwise seek to advise or influence any person or entity or assist any third party in so advising or influencing any person or entity with respect to the giving or withholding of any proxy or vote at any meeting of the Company’s stockholders held after the Annual Meeting and prior to the Termination Date

(each, a “Subsequent Stockholder Meeting”) , other than in favor of the election of the nominees selected by the Board of Directors of the Company for election at the 2008 Annual Meeting;
     (b) assert, commence or maintain or assist any third party in asserting, commencing or maintaining any claim, action or proceeding before any court, agency or other governmental authority (including, without limitation, the Commission and any state securities commissioner) (i) seeking to enjoin, delay or accelerate the 2008 Annual Meeting, (ii) seeking to enjoin the solicitation of proxies by the Board of Directors for use at the 2008 Annual Meeting, or (iii) alleging that the definitive proxy statement of the Company for mailing to stockholders in connection with the 2008 Annual Meeting (the “2008 Company Proxy Statement”) or any additional Company soliciting materials violates Rule 14a-9 or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained therein, in light of the circumstances under which they were made, not misleading;
     (c) other than as expressly provided herein, grant any proxy with respect to the 2008 Annual Meeting or deposit any of the Voting Securities or the Tinicum Securities held by the Stockholder Group or Tinicum, as the case may be, in a voting trust or subject them to a voting agreement or other arrangement of similar effect with respect to a Subsequent Stockholder Meeting;
     (d) make any proposal (whether pursuant to Rule 14a-8 or outside of Rule 14a-8) for consideration at Subsequent Stockholder Meeting; or
     (e) participate in or assist any third party in any solicitation of written consents with regard to the Company prior to Subsequent Stockholder Meeting.
9. Mutual Release. In consideration of the mutual promises and covenants contained herein, and after consultation with their respective counsel, the Company, Tinicum, the Stockholder Group, and each of them, on behalf of themselves and for all of their past and present affiliated, associated, related, parent and subsidiary companies, joint venturers and partnerships, successors, assigns, and the respective owners, officers, directors, partners, agents, employees, shareholders, consultants and attorneys of each of them (collectively “Affiliated Persons”), irrevocably and unconditionally release, acquit and forever discharge each of the others and all of their Affiliated Persons, from any and all causes of action, claims, actions, rights, judgments, obligations, damages, demands, losses, controversies, contentions, complaints, promises, accountings, bonds, bills, debts, dues, sums of money, expenses, specialties and fees and costs (whether direct, indirect or consequential, incidental or otherwise including, without limitation, attorney’s fees or court costs, of whatever nature) incurred in connection therewith of any kind whatsoever, whether known or unknown, suspected or unsuspected, in their own right and derivatively, in law or in equity or liabilities of whatever kind or character (the “Claims”), which the Parties have or may have against one another based upon events occurring prior to the date of the execution of this Agreement arising out of or related to the proxy solicitations being conducted by each of the Company and the Stockholder Group in connection with the Annual Meeting, as well as the purchase and ownership of the Common Stock by each of Tinicum and the Stockholder Group (the “Released Matters”). The Parties acknowledge that this general release of claims includes, but is not limited to, any and all statutory and common law claims for, among other things, fraud and breach of fiduciary duty based upon events occurring prior to the date of the execution of this Agreement. The Parties intend that the foregoing release be broad with respect to the Released Matters, provided, however, this release and waiver of Claims shall not include claims to enforce the terms of this Agreement;

and provided further that nothing in the foregoing release shall be deemed or construed, now or hereafter, as limiting in any manner any right of indemnification inuring to the benefit of any director or former director of the Company arising under the Certificate of Incorporation, as amended, of the Company, the Company’s by-laws or otherwise.
10. Press Release.
     (a) Promptly following the execution of this Agreement, the Company, Tinicum and the Stockholder Group shall jointly issue a mutually agreeable press release announcing the terms of this Agreement, in the form attached hereto as Exhibit F.
     (b) During the No Solicitation Period, none of the Company, Tinicum or the Stockholder Group, nor any of their respective affiliates will, directly or indirectly, make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with the Commission or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other Parties or any of their controlled affiliates, which disparages such other Party or any of its controlled affiliates as individuals (provided that each Party, after consultation with counsel, may make any disclosure that it determines in good faith is required to be made under applicable law).
11. Fees and Expenses. The Company agrees to reimburse the Stockholder Group its documented out-of-pocket fees and expenses in connection with the negotiation of this Agreement, the preparation and filing of the 13D Amendment, and the preparation and filing of its preliminary proxy statement, in an amount not to exceed $125,000 in the aggregate and to reimburse Tinicum its documented out-of-pocket fees and expenses in connection with the review of the Stockholder Group’s preliminary proxy statement, the negotiation of this Agreement and the preparation and filing of an amendment to its Schedule 13D in an amount not to exceed $25,000 in the aggregate. Except as expressly provided herein, each Party shall pay its own expenses incident to this Agreement and the transactions contemplated herein.
12. Miscellaneous
     (a) Each of the Parties agrees that it will cause its controlled affiliates to comply with the terms of this Agreement. In no event shall any member of the Stockholder Group, or its affiliates be liable for any breach of this Agreement by any other member of the Stockholder Group, or its affiliates.
     (b) All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (i) given by telecopy, when such telecopy is transmitted to the telecopy number set forth below and the appropriate confirmation is received or (ii) if given by any other means, when actually received during normal business hours at the address specified in Exhibit G or such other address as may be given pursuant to this notice provision.

     (c) This Agreement (including the Exhibits hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements understandings, both written and oral, among the parties with respect to the subject matter hereof. No modifications of this Agreement can be made except in writing signed by an authorized representative of each the Company, Tinicum and the Stockholder Group. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and nothing in this Agreement is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
     (d) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (in the case of an amendment) by each Party hereto or (in the case of a waiver) by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     (e) If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.
     (f) Each of the Parties acknowledges and agrees that irreparable injury to the other Parties hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed by each of the Parties that a Party so moving (the “Moving Party”) shall each be entitled to seek specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other Parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.
     (g) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).
     (h) This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.
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[SIGNATURES FOLLOW ON THE NEXT PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

BREEZE-EASTERN CORPORATION
By:	/s/ Robert L.G. White
Robert L. G. White
President and Chief Executive Officer

TINICUM CAPITAL PARTNERS II, L.P.
By:	TINICUM LANTERN, LLC
Its:	General Partner
By:	/s/ William M. Shockley
Name:	William M. Shockley

TINICUM CAPITAL PARTNERS PARALLEL FUND II, L.P.
By:	TINICUM LANTERN, LLC
Its:	General Partner
By:	/s/ William M. Shockley
Name:	William M. Shockley

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
By: Wynnefield Capital Management, LLC, its General Partner
By:	/s/ Nelson Obus
Nelson Obus, Co-Managing Member

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P., I
By: Wynnefield Capital Management, LLC, its General Partner
By:	/s/ Nelson Obus
Nelson Obus, Co-Managing Member

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WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
By:	By Wynnefield Capital, Inc.,
its Investment Manager
By:	/s/ Nelson Obus
Nelson Obus, President

WYNNEFIELD CAPITAL MANAGEMENT, LLC
By:	/s/ Nelson Obus
Nelson Obus, Co-Managing Member

WYNNEFIELD CAPITAL, INC.
By:	/s/ Nelson Obus
Nelson Obus, President

CHANNEL PARTNERSHIP II, L.P.
By:	/s/ Nelson Obus
Nelson Obus, General Partner

/s/ Nelson Obus
Nelson Obus, Individually

/s/ Joshua H. Landes
Joshua H. Landes, Individually

GOLDSMITH & HARRIS INCORPORATED
By:	/s/ Philip W. Goldsmith
Philip W. Goldsmith, Chairman

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GOLDSMITH & HARRIS ASSET MANAGEMENT, LLC
By:	/s/ Philip W. Goldsmith
Philip W. Goldsmith, Managing Director

GOLDSMITH & HARRIS CAPITAL APPRECIATION, LLC
By:	/s/ Philip W. Goldsmith
Philip W. Goldsmith, Managing Director

/s/ Philip W. Goldsmith
Philip W. Goldsmith, Individually

/s/ Jay R. Harris
Jay R. Harris, Individually

/s/ Armand B. Erpf
Armand B. Erpf, Individually

EXHIBIT A
STOCKHOLDER GROUP
Wynnefield Partners Small Cap Value, L.P.
Wynnefield Partners Small Cap Value, L.P. I
Wynnefield Small Cap Value Offshore Fund, Ltd.
Wynnefield Capital Management, LLC
Stockholder Capital, Inc.
Channel Partnership II, L.P.
Nelson Obus
Joshua H. Landes
Goldsmith & Harris Incorporated
Goldsmith & Harris Asset Management, LLC
Goldsmith & Harris Capital Appreciation
Philip W. Goldsmith
Jay R. Harris
Armand B. Erpf

EXHIBIT B
NOMINEES
William H. Alderman
Charles W. Grigg
Jay R. Harris
William J. Recker
Russell M. Sarachek
William M. Shockley
Frederick Wasserman
Robert L. G. White

EXHIBIT C
IRREVOCABLE PROXY
     The undersigned hereby revokes any and all prior proxies and consents and hereby irrevocably appoints and constitutes Robert L. G. White, Joseph F. Spanier and Gerald C. Harvey, and each of them, with full power of substitution, as my proxy (a) to vote the shares of Breeze-Eastern Corporation (the “Company”) Common Stock held of record or beneficially by it or any affiliate or over which it has or shares voting power (the “Shares”) held by the undersigned at the 2007 Annual Meeting of Stockholders of the Company currently anticipated to be held on or before September 24, 2007, including any adjournments or postponements thereof, (the “Annual Meeting”) and/or (b) to execute and deliver any stockholder consent in lieu thereof, as in either case any one of them may determine in their sole discretion in order to (i) revoke all prior proxies or consents given by the undersigned with respect to the Shares, and (ii) to cause the Shares to be represented at the Meeting and to be voted at the Meeting in favor of the “Nominees” (as such term is defined in the Settlement Agreement, dated as of July 31, 2007, among the Company, the undersigned and the other parties thereto). The proxy authority contained herein shall be deemed to be coupled with an interest and shall be irrevocable, subject to the terms and conditions and limitations of the Settlement Agreement. This proxy shall survive my death or incapacity in the case of an individual, and, dissolution, bankruptcy, liquidation or change in control in the case of an entity, during the term hereof, may not be revoked by any guardian or other personal representative in the case of an individual or trustee or receiver in the case of an entity, for any reason whatsoever.
     IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.
WITNESS:

[name]

EXHIBIT D
BOARD/COMMITTEE APPOINTMENTS
Chairman of the Board:
Charles W. Grigg
Governance and Nominating Committee:
Chair: Russell M. Sarachek
Membership: Frederick Wasserman, William J. Recker and William M. Shockley
Audit Committee:
Chair: Frederick. Wasserman
Membership: Jay R. Harris* and William J. Recker
*Subject to confirmation that Mr. Harris meets the requirement of independence to be eligible to serve as a member of the Audit Committee in accordance with the rules of the American Stock Exchange, and in lieu thereof William H. Alderman
Strategic Planning Committee:
Chair: William J. Recker
Membership: William H. Alderman, Russell M. Sarachek and William M. Shockley
Incentive and Compensation Committee:
Chair: William J. Shockley
Membership: Jay R. Harris, Frederick Wasserman and Charles W. Grigg

EXHIBIT E
FORM OF NOMINEE LETTER
July 30, 2007
Breeze-Eastern Corporation
700 Liberty Avenue
Union, NJ 07083
Attention: Gerald C. Harvey, General Counsel
To whom it may concern:
The undersigned hereby acknowledges that I have been or will be nominated for election to the Board of Directors of Breeze-Eastern Corporation (the “Company”) at its upcoming 2007 Annual Meeting (the “Meeting”) of Stockholders pursuant to a Settlement Agreement by and among the Company and certain of its major stockholders (the “Agreement”).
I hereby consent to such nomination, to serve if elected and to the inclusion of my name and relevant biographical information in the Company’s proxy materials relating to the Meeting and its other required filings with the Securities and Exchange Commission. I further agree to vote any shares of Company common stock that I beneficially own on the record date for the election of the Nominees named in the Company’s proxy materials relative to the Meeting.
I have reviewed the covenants set forth in Section 7 of the Agreement (including Exhibit D thereto) with respect to Company Board of Director appointments, committee chairs and committee membership, the appointment of Gail Lieberman as a consultant upon the terms set out therein, and the reduction of annual non-employee Board of Director compensation to $30,000 payable in restricted stock of the Company. I hereby agree to support such appointments and actions, subject to my election as a director of the Company.
Sincerely,

Name:
Date:
Acknowledged and agreed:
BREEZE-EASTERN CORPORATION

By:
Gerald C. Harvey,
Executive Vice President, General Counsel and Secretary

EXHIBIT F
FORM OF PRESS RELEASE
PROPOSED PRESS RELEASE
[FOR IMMEDIATE DISTRIBUTION]
Contact:	Robert L.G. White President and CEO
Phone: 908/206-3700

BREEZE-EASTERN ANNOUNCES BOARD NOMINEES FOR ANNUAL MEETING
— Company Settles Threatened Proxy Contest
Union, New Jersey — July 31, 2007 — Breeze-Eastern Corporation (AMEX:BZC) today announced that it has entered into an agreement with certain of its major stockholders with respect to the slate of nominees to be proposed by the company for election as directors at the company’s 2007 annual meeting. Under the terms of a Settlement Agreement dated as of July 31, 2007, by and among the company, Tinicum Capital Partners II, L.P. and its affiliates (“Tinicum”), and a stockholder group consisting primarily of Wynnefield Partners Small Cap Value, L.P., Goldsmith & Harris Incorporated, and their respective affiliated entities and persons (collectively, the “Stockholder Group”), the nominees to be named in the company’s proxy materials for election to the company’s eight member board will be current directors William J. Recker, William M. Shockley and Robert L. G. White, and new nominees William H. Alderman, Charles W. Grigg, Jay R. Harris, Russell M. Sarachek and Frederick Wasserman (collectively, the “Nominees”). Messrs. Alderman, Harris, Saracheck and Wasserman previously had been proposed as nominees to the company board by the Stockholder Group in a preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”). Messrs. Grigg and Shockley are affiliated with Tinicum.
The Agreement further provides that the Stockholder Group will withdraw its nominees to the company Board and terminate its proxy solicitation. The members of the Stockholder Group and Tinicum have further agreed to refrain from submitting any stockholder proposal or director nominations at the 2007 annual meeting and at any other meetings of company stockholders which may be held prior to and including the company’s 2008 annual meeting, subject to certain conditions. As of the date of the Settlement Agreement, the members of the Stockholder Group beneficially owned, in the aggregate, 3,206,007 shares, or 34.4%, of the company’s common stock and Tinicum beneficially owned 2,471,067 shares, or 26.5% of the company’s common stock. The Company also agreed to reimburse certain out-of-pocket expenses of the Stockholder Group and Tinicum.
The Settlement Agreement provides that the company will recommend, and reflect such recommendation in its definitive proxy statement, a vote “for” the Nominees at the 2007 annual meeting which will be held within 60 days of the previously announced record date of July 25, 2007.
Under the Settlement Agreement, the members of the Stockholder Group and Tinicum have agreed to cause all shares of company common stock held of record or beneficially owned by them or any affiliate on the record date, with respect to which they have shared or sole voting power, to be present at the 2007 annual meeting for quorum purposes and to be voted at the 2007 annual meeting in favor of the election of the Nominees and against any proposal made in opposition to, or in competition with, any proposal or Nominee recommended by the company Board at the annual meeting. In addition, each member of the Stockholder Group is obligated to use commercially reasonable efforts to cause all shares of common stock with respect to which such member shares investment discretion and does not have sole voting power to be present at the annual meeting for quorum purposes and to be voted in the manner described above.
The summary of the terms of the Settlement Agreement as set forth in this press release is qualified in its entirety by reference to the Settlement Agreement, a copy of which is being filed by the company with the SEC, as an exhibit to its Current Report on Form 8-K, and which is available on the SEC website at www.sec.gov and also available free of charge by directing a request to Breeze-Eastern Corporation, 700 Liberty Avenue, Union, New Jersey, 07083, Attention: Secretary.
The company plans to file with the SEC and mail to its stockholders a proxy statement in connection with its 2007 annual meeting, and advises its stockholders to read the proxy statement relating to the annual meeting when it becomes available because it will contain important information. Stockholders may obtain a free copy of the proxy statement and any other relevant documents (when available) that the company files with the SEC at the SEC’s web site at www.sec.gov. The proxy statement and these other documents, when available, may also be obtained free of charge from the company by directing a request to Breeze-Eastern Corporation, 700 Liberty Avenue, Union, NJ 07083, Attention: Secretary.
The company, its directors and named executive officers may be deemed to be participants in the solicitation of the company’s stockholders in connection with the annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and in the company’s definitive proxy statement with respect to its 2006 annual meeting, each of which is filed with the SEC, and (when available) in the company’s definitive proxy statement with respect to the 2007 annual meeting that the company will file with the SEC. To the extent holdings of the company’s equity securities by such persons have changed since the information reflected in the foregoing documents, such changes have been reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements.
The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the company. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts.
Any number of factors could affect future operations and results, including, without limitation, competition from other companies; changes in applicable laws, rules and regulations affecting the company in the locations in which it conducts its business; the availability of equity and/or debt financing in the amounts and on the terms necessary to support the company’s future business; interest rate trends; determination by the company to dispose of or acquire additional assets; general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks that are discussed in the company’s previously filed Annual Report on Form 10-K for the fiscal year ended March 31, 2007.
The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

EXHIBIT G
ADDRESSES FOR NOTICE
if to the Company:
Breeze-Eastern Corporation
700 Liberty Avenue
Union, NJ 07083
Attention: Gerald C. Harvey, General Counsel
Facsimile No.: (908) 686-6537
Email: gharvey@breeze-eastern.com
with a copy to:
Hahn Loeser & Parks LLP
200 Public Square
Suite 3300
Cleveland, OH 44114
Attention: F. Ronald O’Keefe, Esq.
Facsimile No.: (216) 241-2824
Email: frokeefe@hahnlaw.com
if to Tinicum:
Tinicum Capital Partners II, L.P.
&
Tinicum Capital Partners Parallel Fund II, L.P.
c/o Tinicum Incorporated
Attention: Eric Ruttenberg
800 Third Avenue
New York, NY 10022
Fax: (212) 446-9333
Email: eruttenberg@tinicum.com
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Richard J. Grossman, Esq.
Fax: (212) 735-2000
Email: rgrossma@skadden.com

if to the Stockholder Group:
Wynnefield Capital, Inc.
450 Seventh Avenue, Suite 509
New York, NY 10123
Attention: Nelson Obus
Facsimile: (212) 760-0824
Email: nobus@Wynnefieldcapital.com
with a copy to:
Kane Kessler, P.C.
1350 Avenue of the Americas
26th Floor
New York, NY 10019
Attn: Jeffrey S. Tullman
Fax: (212) 757-2063
E-mail: Jtullman@kanekessler.com